UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: December 30, 2009

ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of incorporation)	001-33008 (Commission File Number)	98-0221142 (IRS Employer Identification #)
Plaza America Tower I 11700 Plaza America Drive, Suite 1010 Reston, Virginia (Address of Principal Executive Offices)	20190 (Zip Code)

(703) 964-1400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On December 30, 2009, The Nasdaq Stock Market (“Nasdaq”) notified ICO Global Communications (Holdings) Limited (“Company”) that the Company had regained compliance with the $1.00 minimum bid price requirement for continued listing on The Nasdaq Stock Market under Listing Rule 5450(a)(1).  In September 2009, as announced in the Company’s Current Report on Form 8-K dated September 18, 2009, the Company received notification from Nasdaq that it had 180 calendar days, or until March 15, 2010, to regain compliance with the Nasdaq rule.

           On January 4, 2010, the Company issued a press release with respect to regaining this compliance. A copy of that press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release dated January 4, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED (Registrant)

January 4, 2010	By:	/s/ John L. Flynn
John L. Flynn
Executive Vice President, General Counsel and Corporate Secretary